UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 25, 2026

Versant Media Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-42856	39-2087186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
229 West 43rd Street
New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 832-1000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	VSNT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Versant Media Group, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders to consider and vote on the four proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2026, as supplemented by the Company’s definitive additional materials on Schedule 14A filed with the SEC on June 11, 2026 (together with the additional materials, the “Proxy Statement”). The results of the voting on such matters are set forth below:

Proposal 1: The following nominees were elected to serve on the Company’s Board of Directors until the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, based on the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Rebecca S. Campbell	14,167,578	45,588	1,364,758
Creighton Condon	14,025,467	187,699	1,364,758
Michael A. Conway	14,174,793	38,373	1,364,758
David Eun	14,070,329	142,837	1,364,758
Gerald L. Hassell	14,174,001	39,165	1,364,758
Mark Lazarus	14,178,225	34,941	1,364,758
W. Scott Mahoney	14,070,276	142,890	1,364,758
Maritza Montiel	13,685,611	527,555	1,364,758
David Novak	14,128,303	84,863	1,364,758
Leonard A. Potter	14,089,501	123,665	1,364,758

Proposal 2: The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026, as described in the Proxy Statement, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,528,284	40,794	8,846	N/A

Proposal 3: The shareholders approved, on a non-binding, advisory basis, “1 year” as the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement, based on the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
14,029,615	7,734	155,379	20,438	1,364,758

Based on the results of this vote, and consistent with the Board of Directors’ recommendation, the Company intends to include an advisory shareholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Proposal 4: The Company’s ESPP, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,003,245	194,858	15,063	1,364,758

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT MEDIA GROUP, INC
Date:	June 26, 2026	By:	/s/ Jordan R. Fasbender
		Name:	Jordan R. Fasbender
		Title:	General Counsel and Corporate Secretary